UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                  FORM 8-K
                           _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-28887



                      Date of Report: November 17, 2004



                             TELCO-TECHNOLOGY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                22-3328734
      ------------------------------------------------------------------
     (State of other jurisdiction of               (IRS Employer
      incorporation or organization                 Identification No.)


         111 Howard Street, Suite 108, Mt. Arlington New Jersey  07856
      ------------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)


                                (973) 398-8183
              -------------------------------------------------
             (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

     On November 17, 2004 the Board of Directors of Telco-Technology dismissed Malone & Bailey, PLLC ("Malone & Bailey") from its position as Telco-Technology's principal independent accountant.

     The audit reports of Malone & Bailey on Telco-Technology's financial statements for the years ended December 31, 2003 and 2002 contained a modification expressing substantial doubt about Telco-Technology's ability to continue as a going concern. The audit reports of Malone & Bailey for the years ended December 31, 2003 and 2002 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Malone & Bailey did not, during the applicable periods, advise Telco-Technology of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     Telco-Technology and Malone & Bailey have not, in connection with the audits of Telco-Technology's financial statements for the years ended December 31, 2003 or December 31, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Malone & Bailey's satisfaction, would have caused Malone & Bailey to make reference to the subject matter of the disagreement in connection with its reports.

     On November 17, 2004, Telco-Technology retained the firm of Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Rich") to audit Telco-Technology's financial statements for the year ended December 31, 2004. At no time during the past two fiscal years or any subsequent period did Telco-Technology consult with Rosenberg Rich regarding any matter of the sort described above with reference to Malone & Bailey, any issue relating to the financial statements of Telco-Technology, or the type of audit opinion that might be rendered for Telco-Technology. Rosenberg Rich is currently serving as the auditors of Enviro-Sciences, Inc., which was recently acquired by Telco-Technology. In that connection, Telco-Technology has consulted with Rosenberg Rich regarding the application of accounting principles to the financial statements of Enviro-Sciences, Inc.

                                  EXHIBITS

16.  Letter from Malone & Bailey, PLLC - to be filed by amendment.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELCO TECHNOLOGY, INC.

Dated:  November 22, 2004              By:  /s/ James L. Grainer
                                       ---------------------------------
                                       James L. Grainer, Chief Executive
                                        Officer